Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.24BC

ONE HUNDRED SIXTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This One Hundred Sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date (defined below):

1.

For the fees set forth in Schedule F of the Agreement, TWC desires to use and CSG agrees to provide *** ******* *********** (***) workstations of CIT and Hosted Third Party Communication Software for CIT.  CSG and TWC agree and acknowledge CSG’s provision of CIT and Hosted Third Party Communication Software for CIT may be terminated by CSG upon *********** *** ****** (***) ***** prior written notice, unless TWC is consuming CIT and Hosted Third Party Communication Software on an enterprise wide basis as provided in the Agreement.  If CSG terminates the licenses for CIT and Hosted Third Party Communication Software for CIT granted hereunder, CSG shall refund TWC a pro-rated portion of the prepaid fees for maintenance of CIT and for Third Party Communication Software for hosted CIT services, as further set forth in Schedule F of the Agreement, calculated by determining the number of days remaining in the then-current annual fee period for which CIT and Hosted Third Party Communication Software for CIT services will not be used.  As a matter of clarification, CSG and TWC agree the provision of *** ******* *********** (***) workstations is not considered enterprise wide deployment; however, CSG will allow TWC to continue use of CIT and Hosted Third Party Communication Software for CIT in the retail locations of the SPAs/Locations, as such SPAs/Locations are identified in that certain Letter of Authorization, “Perform Customer Interaction Tracking Proof of Concept,” executed by and between CSG and TWC effective as of October 10, 2015 (CSG document no. 4108382) (the “Trial LOA”) under the terms of this Amendment.   As a matter of further clarification, CSG and TWC agree to terminate the POC described in the Trial LOA upon the Effective Date herein, and neither party shall have further obligations to the other thereunder.

If CSG agrees to provide and TWC desires to use CIT and Hosted Third Party Communication Software on an enterprise wide basis the Parties agree to enter into a subsequent amendment to the Agreement.

2.

As a result, for purposes of clarification and pursuant to Section 5.4 of the Agreement, fees for maintenance of CIT and for Third Party Communication Software for hosted CIT services, as of the Effective Date of this Amendment, shall be as follows:

Description of Item/Unit of Measure	Frequency	Fee
CIT Maintenance (per ***********)	******	$********
Third Party Communication Software for hosted CIT services (per ***********)	******	$********

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Cesar Beltran	By: /s/ Joseph T. Ruble
Name: Cesar Beltran	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: April 22, 2016	Date: 23 May 2016